UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 25, 2017
Date of report (date of earliest event reported)

Raymond James Financial, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

1-9109	59-1517485
(Commission File Number)	(IRS Employer Identification No.)

880 Carillon Parkway St. Petersburg, FL 33716
(Address of Principal Executive Offices)  (Zip Code)

(727) 567-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On August 25, 2017, Raymond James Financial, Inc. (the “Company”) announced that it has elected to redeem (the “Redemption”) all of its outstanding 8.60% Senior Notes due 2019 (“Senior Notes”) on September 25, 2017 (the “Redemption Date”). The aggregate principal amount of the Senior Notes currently outstanding is $300,000,000. The redemption price for the Senior Notes (the “Redemption Price”) will be equal to the greater of (i) 100% of the principal amount of the Senior Notes or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon, discounted to the Redemption Date on a semi-annual basis at a discount rate equal to the Treasury Rate (as defined in the Senior Notes and the relevant indenture), plus 50 basis points, plus accrued and unpaid interest thereon to the Redemption Date. The Redemption Price will be determined on the third business day preceding the Redemption Date in accordance with the terms of the Senior Notes and the relevant indenture. The Bank of New York Mellon Trust Company, N.A., as trustee for the Senior Notes, has issued a notice regarding the Redemption (the “Redemption Notice”) to currently registered holders of the Senior Notes. After the Redemption, no Senior Notes will remain outstanding.

The foregoing does not constitute a notice of redemption with respect to any of the Senior Notes. A copy of the Redemption Notice is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

On August 25, 2017, the Company issued a press release announcing the Redemption, a copy of which is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.

99.1 Redemption Notice for 8.60% Senior Notes due 2019, dated August 25, 2017, issued by Raymond James Financial, Inc.

99.2 Press release, dated August 25, 2017, issued by Raymond James Financial, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYMOND JAMES FINANCIAL, INC.

Date:	August 25, 2017	By:	/s/ Jeffrey P. Julien
Jeffrey P. Julien
Executive Vice President - Finance,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Redemption Notice for 8.60% Senior Notes due 2019, dated August 25, 2017, issued by Raymond James Financial, Inc.
99.2	Press release, dated August 25, 2017, issued by Raymond James Financial, Inc.